                   ------------------------------------------

                                  THE BRAZILIAN
                                EQUITY FUND, INC.

                   ------------------------------------------

                                  ANNUAL REPORT
                                 MARCH 31, 2001





  BZL
--------
 LISTED
--------
  NYSE-Registered Trademark-




3910-AR-01

--------------------------------------------------------------------------------
 CONTENTS
--------------------------------------------------------------------------------

Letter to Shareholders ......................................................  1

Portfolio Summary ...........................................................  5

Schedule of Investments .....................................................  6

Statement of Assets and Liabilities .........................................  8

Statement of Operations .....................................................  9

Statement of Changes in Net Assets .......................................... 10

Financial Highlights ........................................................ 12

Notes to Financial Statements ............................................... 14

Report of Independent Accountants ........................................... 19

Results of Annual Meeting of Shareholders ................................... 20

Description of Investlink-SM- Program ....................................... 21

Privacy Policy Notice ....................................................... 24

--------------------------------------------------------------------------------
 LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

                                                                     May 8, 2001

DEAR SHAREHOLDER:

I am writing to report on the activities of The Brazilian Equity Fund, Inc. (the "Fund") for the fiscal year ended March 31, 2001.

According to its charter, the Fund's investment objective is to achieve long-term capital appreciation via investment in equity securities of Brazilian issuers. These securities may be listed on stock exchanges either in Brazil or elsewhere, notably New York. At March 31, 2001, total net assets were $35,225,302.

PERFORMANCE: HURT BY EXPOSURE TO UTILITIES AND BANKS

The Fund's net asset value ("NAV") at March 31, 2001 was $6.31 per share, compared to $8.36 per share at March 31, 2000. As a result, the Fund's total return during the fiscal year (based on NAV) was -24.5%. By contrast, the benchmark Morgan Stanley Capital International Brazil Index (the "Index")* returned -23.1% in the same period.

The Fund underperformed its Index benchmark as a result of our approach in several industry sectors. In terms of their negative impact on the Fund's overall return, the most prominent of these were utilities and banks.

We underweighted utilities compared to the benchmark because our view of the sector's leading company was unfavorable. Specifically, we felt that its fundamentals were singularly unappealing, and disagreed with widespread anticipation that the company would be fully privatized in the near future. We chose not to own its shares for much of the period accordingly. Unfortunately, the stock fared much better than the Brazilian market as a whole.

With regard to banks, we liked the sector but ended up underweighting it for much of the fiscal year simply because our conviction about most other sectors--particularly telecommunications, which we overweighted (see next paragraph)--left us little flexibility in allocating the Fund's assets. Banks, which are often viewed as stand-ins for the Brazilian economy in general, ended up doing especially well as perceptions about the nation's macroeconomic prospects significantly improved.

On the positive side, the Fund's return benefited most from our allocations to telecom and mining. Although our overweight in telecom could have been especially harmful (I.E., given the sector's dramatic underperformance of the broad Brazilian market), our stock selection within telecom proved sufficiently effective to make the sector a net-positive contributor to performance.

As for mining, one of the Fund's biggest holdings was Companhia Vale do Rio Doce (I.E., the portfolio's third-largest position at March 31), whose healthy fundamentals enabled it to hold up much better than most other big Brazilian names. We also owned shares in a smaller mining company that excelled as the subject of takeover rumors.

--------------------------------------------------------------------------------
 LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

THE ENVIRONMENT: FORWARD, THEN BACKWARD

For much of the Fund's fiscal year, the investment environment in Brazil was on a roll, racking up victory after victory, only to have the grand prize snatched away at the last moment by forces mostly beyond its control. The numerous advances over the first three quarters of the period, for example, included:

- DRAMATIC INTEREST-RATE CUTS. As of December 2000, nominal short-term interest rates had fallen to 15.75%, their lowest level since 1986 and well below the 45% rate that had prevailed as recently as March 1999.

- SUCCESSFUL INFLATION TARGETING. Inflation ended calendar 2000 at about 6.0% (quite low by Brazilian standards), despite a major increase in the price of oil during the year, open-market currency depreciation and other factors that could have shot it skyward.

- RECORD FOREIGN DIRECT INVESTMENT. International confidence in Brazil's future was such that the country benefited from very strong foreign direct investment.

- FISCAL RESPONSIBILITY. Countering its former critics, the government continued to pay off its loans from the International Monetary Funds on schedule and began to initiate fiscal reforms that many had long considered legislative impossibilities.

Yet, lurking in the background were other forces, mostly external in nature, that succeeded in undermining Brazil's economy and stock market during the fiscal year's final quarter. Among the more notable developments in this regard:

- NASDAQ MELTDOWN. NASDAQ, to which the directional movement of Brazil and numerous other emerging equity markets often is closely correlated, plunged 25.5%. This was additionally meaningful for Brazil in that NASDAQ serves as a surrogate for investor sentiment about technology and telecom stocks. The latter, which comprise one of Brazil's most liquid and best-capitalized market sectors, were hit especially hard during this period.

- ARGENTINE INFECTION. Argentina, a major neighbor and trading partner of Brazil, experienced severe macroeconomic, financial and political disruptions, leading some to speculate that it might devalue its currency or default on its debt. These concerns spilled over into Brazil, where investors questioned the nation's own external financing needs in light of its heavy dependence on global capital markets.

- RISING INTEREST RATES. Following a string of interest-rate cuts extending back to March 1999, Brazil's central bank surprised investors in late March by raising nominal rates to 15.75% from 15.25%. The central bank did so to subdue inflationary pressures from the depreciation of the REAL, which fell 8% versus the U.S. dollar during the quarter. The rate-hike dented not only the notion that rates were on an unrestrained downward trend, but also investors' confidence in Brazil's near-term macroeconomic health.

- POOR TRADE NUMBERS. A worsening trade deficit, exacerbated by conflicts with Argentina, sluggishness in global financial markets and strong domestic demand, led to worries about how much longer foreign direct investment would be able to offset shortfalls in Brazil's current account.

- COALITION INFIGHTING. Political tensions within President Cardoso's governing coalition resurfaced, threatening to undermine the government's authority just as a new election cycle was set to get under way.

--------------------------------------------------------------------------------
 LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

PORTFOLIO STRATEGY: DEFENSIVE

TOP 10 HOLDINGS, BY ISSUER*

                                                                             % OF
     HOLDING                                 SECTOR                       NET ASSETS
     -------                               ----------                     ----------
 1.  Petrobras                          Oil & Natural Gas                    18.9
 2.  Bebidas                                Bottling                         10.0
 3.  CVRD                                    Mining                           9.8
 4.  Tele Norte Leste     Local and/or Long Distance Telephone Service        8.2
 5.  Banco Itau                              Banking                          5.3
 6.  CBD                                Food & Beverages                      4.7
 7.  Cesp                                   Utilities                         3.7
 8.  Brasil Telecom       Local and/or Long Distance Telephone Service        3.5
 9.  Embratel             Local and/or Long Distance Telephone Service        3.2
10.  Telesp Celular                Cellular Telecommunications                2.7
                                                                            ------
     Total                                                                   70.0
                                                                            ======

------------
* Company names are abbreviations of those found in the chart on page 5.


SECTOR ALLOCATION
(% of net assets)

[CHART]

Banking                                             8.33%
Bottling                                           10.04%
Food & Beverages                                    4.69%
Mining                                              9.85%
Oil & Natural Gas                                  18.92%
Electric-Integrated                                 6.35%
Cellular Telecommunications                         6.60%
Local and/or Long Distance Telephone Service       14.92%
Utilities                                           5.27%
Other*                                             15.03%

------------
* Other includes aerospace/defense equipment, building products, diversified operations, holding companies, paper products, real estate, retail, steel, telecommunications and cash and other assets in excess of liabilities.

Our strategy within the Fund continues to emphasize large, liquid blue-chip stocks with good earnings visibility and generation of free cash flow. In terms of industry sectors, we are positioning the Fund more defensively, due to our concerns about the potential impact of external forces (notably Argentina) on Brazil's economy over the medium term:

- We are reducing our overweight in telecom versus the Fund's Index benchmark, although we think the sector has been disproportionately hit by the correction we mentioned earlier and now appears to be oversold. Despite our anticipation of further volatility in Brazilian telecom stocks, we take encouragement from the fact that they have plunged in the past year or so, which suggests that their downside risk is now more limited. This should provide them with reasonable protection in the months ahead.

- We have raised exposure to financial stocks, whose fundamentals are strong and valuations compelling.

- We continue to underweight utilities, which we expect to underperform as Brazil faces an increasingly significant shortage of electricity.

OUTLOOK: CAUTIOUS IN NEAR TERM AND MEDIUM TERM

Looking ahead, we currently expect the Brazilian equity market to remain vulnerable both to external influences and the looming electricity shortage in the near term. In the medium term, we are apprehensive about the situation in Argentina and see Brazil as being exposed to any potential crisis across the border. We are also still concerned about

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

ongoing volatility in U.S. equities and the possibility of a further derating of global telecom stocks. Hence our generally cautious view.

At the same time, though, we think that investor fears about Brazil are overstated and probably have been unduly amplified by the generally shaky global macroeconomic environment. Brazil has made real progress toward fiscal reform and is faithfully paying its debts. Its underlying economy is strong and it has virtually eliminated the type of ruinous, runaway inflation that reigned supreme in years past. All of these factors and more should be generally supportive of Brazilian equities over the coming year.

Respectfully,

/s/ Emily Alejos

Emily Alejos
Chief Investment Officer **

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program known as the InvestLink-SM- Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program also provides for additional share repurchases. The Program is described on pages 21 through 23 of this report.




--------------------------------------------------------------------------------
* The Morgan Stanley Capital International Brazil Index is an unmanaged index (with no defined investment objective) of Brazilian equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc.

** Emily Alejos, who is a Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. She has served the Fund in such capacity since November 9, 1999. Ms. Alejos joined CSAM in 1997 from Bankers Trust Co., where she was an emerging markets portfolio manager. Previously, she focused on Latin American equities at G.T. Capital Management in San Francisco. Ms. Alejos is Chief Investment Officer of the Fund. She is also Chief Investment Officer of The Latin America Equity Fund, Inc. and Investment Officer of The Chile Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc.

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

PORTFOLIO SUMMARY - AS OF MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 SECTOR ALLOCATION
--------------------------------------------------------------------------------

[CHART]

AS A PERCENT OF NET ASSETS

                                                           March 31, 2001      March 31, 2000
Banking                                                             8.33%              15.10%
Bottling                                                           10.04%               0.00%
Cellular Telecommunications                                         6.60%               3.78%
Electric-Integrated                                                 6.35%               3.06%
Food & Beverages                                                    4.69%               6.40%
Local and/or Long Distance Telephone Service                       14.92%              11.18%
Mining                                                              9.85%               6.64%
Oil & Natural Gas                                                  18.92%              22.88%
Steel                                                               3.38%               6.16%
Telecommunications                                                  0.60%              17.10%
Utilities                                                           5.27%               0.90%
Other                                                              11.05%               6.80%


--------------------------------------------------------------------------------
 TOP 10 HOLDINGS, BY ISSUER
--------------------------------------------------------------------------------

                                                                                                                   Percent of
      Holding                                                                        Sector                        Net Assets
------------------------------------------------------------------------------------------------------------------------------
   1. Petroleo Brasileiro S.A.                                                  Oil & Natural Gas                     18.9
------------------------------------------------------------------------------------------------------------------------------
   2. Companhia de Bebidas das Americas                                             Bottling                          10.0
------------------------------------------------------------------------------------------------------------------------------
   3. Companhia Vale do Rio Doce                                                     Mining                            9.8
------------------------------------------------------------------------------------------------------------------------------
   4. Tele Norte Leste Participacoes S.A.                         Local and/or Long Distance Telephone Service         8.2
------------------------------------------------------------------------------------------------------------------------------
   5. Banco Itau S.A.                                                                Banking                           5.3
------------------------------------------------------------------------------------------------------------------------------
   6. Companhia Brasileira de Distribuicao Grupo Pao de Acucar                  Food & Beverages                       4.7
------------------------------------------------------------------------------------------------------------------------------
   7. Companhia Paranaense de Energia                                               Utilities                          3.7
------------------------------------------------------------------------------------------------------------------------------
   8. Brasil Telecom Participacoes S.A.                           Local and/or Long Distance Telephone Service         3.5
------------------------------------------------------------------------------------------------------------------------------
   9. Embratel Participacoes S.A.                                 Local and/or Long Distance Telephone Service         3.2
------------------------------------------------------------------------------------------------------------------------------
  10. Telesp Celular Participacoes S.A.                                    Cellular Telecommunications                 2.7
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS -- MARCH 31, 2001
--------------------------------------------------------------------------------

                                                      No. of            Value
Description                                        Shares/Units       (Note A)
--------------------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-97.29%

 AEROSPACE/DEFENSE EQUIPMENT-0.62%
Embraer Aircraft Corp. ADR ...................            5,800      $   219,820
                                                                     -----------

 BANKING-8.33%
Banco Bradesco S.A. PN .......................       65,777,610          354,129
Banco Itau S.A. PN ...........................       24,023,816        1,860,448
Bradesco Banco PN Receipts+ ..................        7,492,630           40,338
Uniao de Bancos Brasileiros
 S.A. GDR ....................................           33,300          679,320
                                                                     -----------
                                                                       2,934,235
                                                                     -----------

 BOTTLING-10.04%
Companhia de Bebidas das
 Americas ADR ................................           46,400        1,083,440
Companhia de Bebidas das
 Americas PN .................................       10,541,195        2,453,701
                                                                     -----------
                                                                       3,537,141
                                                                     -----------

 BUILDING PRODUCTS-2.06%
Duratex S.A. PN ..............................       28,566,000          724,190
                                                                     -----------

 CELLULAR TELECOMMUNICATIONS-6.60%
Celular CRT Participacoes
 S.A. PNA+ ...................................        1,805,451          757,299
Tele Centro Oeste Celular
 Participacoes S.A. ADR ......................           44,600          360,814
Telemig Celular Participacoes
 S.A. ADR+ ...................................            6,700          268,335
Telemig Celular S.A. PNC .....................           56,352            1,244
Telesp Celular Participacoes
 S.A. ADR ....................................           63,200          935,992
                                                                     -----------
                                                                       2,323,684
                                                                     -----------

 DIVERSIFIED OPERATIONS-0.01%
Itausa-Investimentos Itau S.A.
 Rights (expiring 4/18/01)+* .................           26,675            2,828
                                                                     -----------

 ELECTRIC-INTEGRATED-6.35%
Centrais Eletricas Brasileiras
 S.A. ADR+ ...................................           76,400          706,700
Centrais Eletricas Brasileiras
 S.A. PNB+ ...................................       17,500,000          322,575

 ELECTRIC-INTEGRATED (CONTINUED)
Centrais Geradoras do Sul do
 Brasil S.A.+ ................................      270,783,000      $   441,840
Eletropaulo Metropolitana
 S.A. PN .....................................       20,401,899          766,423
                                                                     -----------
                                                                       2,237,538
                                                                     -----------

 FOOD & BEVERAGES-4.69%
Brazil Fast Food Corp., Warrants
 (expiring 9/30/01)+* ........................          250,000            2,500
Companhia Brasileira de
 Distribuicao Grupo Pao de
 Acucar ADR ..................................           53,000        1,648,300
                                                                     -----------
                                                                       1,650,800
                                                                     -----------

 HOLDING COMPANIES-2.01%
Investimentos Itau S.A. PN ...................          881,180          706,731
                                                                     -----------

 LOCAL AND/OR LONG DISTANCE
  TELEPHONE SERVICE-14.92%
Brasil Telecom Participacoes
 S.A. ADR+ ...................................           31,700        1,241,055
Embratel Participacoes S.A. ON ...............       14,300,000          124,248
Embratel Participacoes
 S.A. ADR ....................................          108,900        1,012,770
Tele Norte Leste Participacoes
 S.A. ADR ....................................          176,501        2,873,436
Telecomunicacoes de Minas
 Gerais S.A. PNB .............................           56,352            2,519
                                                                     -----------
                                                                       5,254,028
                                                                     -----------

 MINING-9.85%
Companhia Vale do
 Rio Doce ADR ................................           54,300        1,335,780
Companhia Vale do
 Rio Doce PNA ................................           87,340        2,133,681
                                                                     -----------
                                                                       3,469,461
                                                                     -----------

 OIL & NATURAL GAS-18.92%
Petroleo Brasileiro S.A. .....................           82,300        1,773,380
Petroleo Brasileiro S.A. ADR .................           53,700        1,278,060
Petroleo Brasileiro S.A. PN ..................          166,817        3,611,613
                                                                     -----------
                                                                       6,663,053
                                                                     -----------

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                      No. of            Value
Description                                        Shares/Units       (Note A)
--------------------------------------------------------------------------------
 PAPER PRODUCTS-1.58%
Votorantim Celulose e Papel
 S.A. ADR ....................................           45,600      $   558,600
                                                                     -----------

 REAL ESTATE-1.49%
Sao Carlos
 Empreendimentos PN ..........................      252,827,228          525,582
                                                                     -----------

 RETAIL-0.57%
Lojas Americanas S.A. PN .....................      127,227,228          202,320
                                                                     -----------

 STEEL-3.38%
Companhia Siderurgica
 Nacional ADR ................................              900           19,530
Companhia Siderurgica
 Nacional ON .................................       39,069,564          844,421
Gerdau S.A. PN ...............................       16,578,063          145,187
Usinas Siderurgicas de Minas
 Gerais S.A. PNA .............................           46,000          182,134
                                                                     -----------
                                                                       1,191,272
                                                                     -----------

 TELECOMMUNICATIONS-0.60%
Globo Cabo S.A. ADR+ .........................           32,700          212,550
                                                                     -----------

 UTILITIES-5.27%
Companhia de Saneamento
 Basico do Estado de Sao
 Paulo ON+ ...................................        6,170,771      $   537,578
Companhia Paranaense de
 Energia ADR .................................          159,000        1,319,700
                                                                     -----------
                                                                       1,857,278
                                                                     -----------

TOTAL INVESTMENTS-97.29%
 (Cost $37,694,857) (Notes A,D) ...............................       34,271,111

CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES-2.71% ............................................          954,191
                                                                     -----------
NET ASSETS-100.00% ............................................      $35,225,302
                                                                     ===========

--------------------------------------------------------------------------------
*    Not a readily marketable security.
+    Security is non-income producing.
ADR  American Depositary Receipts.
GDR  Global Depositary Receipts.
ON   Ordinary Shares.
PN   Preferred Shares.
PNA  Preferred Shares, Class A.
PNB  Preferred Shares, Class B.
PNC  Preferred Shares, Class C.


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - MARCH 31, 2001
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
 ASSETS
----------------------------------------------------------------------------------------------
Investments, at value (Cost $37,694,857) (Note A) ............................................          $ 34,271,111
Cash (including $325 of foreign currency with a cost of $325) (Note A) .......................               823,368
Dividends receivable .........................................................................               456,134
Prepaid expenses .............................................................................                26,462
                                                                                                        ------------
Total Assets .................................................................................            35,577,075
                                                                                                        ------------
----------------------------------------------------------------------------------------------
 LIABILITIES
----------------------------------------------------------------------------------------------
Payables:
    Investment advisory fee (Note B) .........................................................                79,317
    Administration fees (Note B) .............................................................                 4,326
    Other accrued expenses ...................................................................               268,130
                                                                                                        ------------
Total Liabilities ............................................................................               351,773
                                                                                                        ------------
NET ASSETS (applicable to 5,580,441 shares of common stock outstanding) (Note C) .............          $ 35,225,302
                                                                                                        ============
NET ASSET VALUE PER SHARE ($35,225,302 DIVIDED BY 5,580,441) .................................                 $6.31
                                                                                                        ============
----------------------------------------------------------------------------------------------
 NET ASSETS CONSIST OF
----------------------------------------------------------------------------------------------
Capital stock, $0.001 par value; 5,580,441 shares issued and outstanding
   (100,000,000 shares authorized) ...........................................................          $      5,580
Paid-in capital ..............................................................................            77,260,882
Undistributed net investment income ..........................................................               213,582
Accumulated net realized loss on investments and foreign currency related transactions .......           (38,826,121)
Net unrealized depreciation in value of investments and translation of other
   assets and liabilities denominated in foreign currency ....................................            (3,428,621)
                                                                                                        ------------
Net assets applicable to shares outstanding ..................................................          $ 35,225,302
                                                                                                        ============


                                 See accompanying notes to financial statements.
8

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

STATEMENT OF OPERATIONS - FOR THE FISCAL YEAR ENDED MARCH 31, 2001
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
 INVESTMENT INCOME
----------------------------------------------------------------------------------------------
Income (Note A):
   Dividends .................................................................................          $  1,648,146
   Interest ..................................................................................                41,160
   Less: Foreign taxes withheld ..............................................................              (149,534)
                                                                                                        ------------
   Total Investment Income ...................................................................             1,539,772
                                                                                                        ------------

Expenses:
   Investment advisory fees (Note B) .........................................................               461,205
   Legal fees ................................................................................               167,809
   Accounting fees ...........................................................................                73,762
   Custodian fees (Note B) ...................................................................                68,740
   Printing ..................................................................................                68,530
   Directors' fees ...........................................................................                46,850
   Administration fees (Note B) ..............................................................                45,272
   Audit fees ................................................................................                36,400
   Transfer agent fees .......................................................................                31,700
   NYSE listing fees .........................................................................                16,441
   Insurance .................................................................................                 6,200
   Other .....................................................................................                30,709
   Brazilian taxes (Note A) ..................................................................                76,308
                                                                                                        ------------
   Total Expenses ............................................................................             1,129,926
   Less: Fee waivers (Note B) ................................................................              (119,284)
                                                                                                        ------------
     Net Expenses ............................................................................             1,010,642
                                                                                                        ------------
   Net Investment Income .....................................................................               529,130
                                                                                                        ------------

----------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
 FOREIGN CURRENCY RELATED TRANSACTIONS
----------------------------------------------------------------------------------------------

Net realized gain/(loss) from:
    Investments ..............................................................................             6,240,091
    Foreign currency related transactions ....................................................              (110,322)
Net change in unrealized appreciation in value of investments and translation of other
   assets and liabilities denominated in foreign currency ....................................           (18,450,477)
                                                                                                        ------------
Net realized and unrealized loss on investments and foreign currency related transactions ....           (12,320,708)
                                                                                                        ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................................          $(11,791,578)
                                                                                                        ============


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                  For the Fiscal Years
                                                                                                     Ended March 31,
                                                                                            --------------------------------
                                                                                                2001                2000
                                                                                            ------------        ------------
--------------------------------------------------------------------------------------
 INCREASE/(DECREASE) IN NET ASSETS
--------------------------------------------------------------------------------------

Operations:
   Net investment income .............................................................      $    529,130        $    149,902
   Net realized gain/(loss) on investments and foreign currency
    related transactions .............................................................         6,129,769          (4,540,852)
   Net change in unrealized appreciation/(depreciation) in value of investments and
    translation of other assets and liabilities denominated in foreign currency ......       (18,450,477)         24,033,597
                                                                                            ------------        ------------
     Net increase/(decrease) in net assets resulting from operations .................       (11,791,578)         19,642,647
                                                                                            ------------        ------------

Capital share transactions:
   Cost of 127,200 shares and 519,700 shares repurchased, respectively (Note G) ......          (704,683)         (2,939,396)
                                                                                            ------------        ------------
     Total increase/(decrease) in net assets .........................................       (12,496,261)         16,703,251
                                                                                            ------------        ------------

--------------------------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------------------------

Beginning of year ....................................................................        47,721,563          31,018,312
                                                                                            ------------        ------------
End of year (including undistributed net investment income of $213,582
 for the fiscal year ended March 31, 2001). ..........................................      $ 35,225,302        $ 47,721,563
                                                                                            ============        ============


                                 See accompanying notes to financial statements.

                      This page intentionally left blank.

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                                    For the Fiscal Years Ended March 31,
                                                                                    -------------------------------------
                                                                                      2001           2000          1999
                                                                                    --------       --------      --------
---------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------

Net asset value, beginning of period ......................................          $8.36          $4.98         $10.26
                                                                                   -------        -------        -------
Net investment income/(loss) ..............................................           0.09           0.02++         0.04++
Net realized and unrealized gain/(loss) on investments and foreign
  currency related transactions ...........................................          (2.18)          3.23          (5.23)
                                                                                   -------        -------        -------
Net increase/(decrease) in net assets resulting from operations ...........          (2.09)          3.25          (5.19)
                                                                                   -------        -------        -------
Dividends and distributions to shareholders:
  Net investment income ...................................................             --             --          (0.04)
  In excess of net investment income ......................................             --             --          (0.08)
  Net realized gains on investments .......................................             --             --             --
  In excess of net realized gains on investments ..........................             --             --             --
                                                                                   -------        -------        -------
Total dividends and distributions to shareholders .........................             --             --          (0.12)
                                                                                   -------        -------        -------
Anti-dilutive impact due to capital shares repurchased ....................           0.04           0.13           0.03
                                                                                   -------        -------        -------
Dilution due to common stock rights offering ..............................             --             --             --
                                                                                   -------        -------        -------
Net asset value, end of period ............................................          $6.31          $8.36          $4.98
                                                                                   =======        =======        =======
Market value, end of period ...............................................          $4.95         $6.125         $4.313
                                                                                   =======        =======        =======
Total investment return (a) ...............................................         (19.18)%        42.03%        (46.87)%
                                                                                   =======        =======        =======

---------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------

Net assets, end of period (000 omitted) ...................................        $35,225        $47,722        $31,018
Ratio of expenses to average net assets, net of fee waivers# ..............           2.38%          3.80%          5.17%
Ratio of expenses to average net assets, excluding fee waivers ............           2.66%          4.15%          5.52%
Ratio of expenses to average net assets, net of fee waivers and
  excluding taxes .........................................................           2.20%          3.33%          4.82%

Ratio of net investment income/(loss) to average net assets ...............           1.24%          0.41%          0.66%
Portfolio turnover rate ...................................................             82%           135%           137%


                                 See accompanying notes to financial statements.
12

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                     For the Fiscal Years Ended March 31,
                                                                            ------------------------------------------------------
                                                                              1998       1997         1996       1995       1994
                                                                            --------   --------     --------   --------   --------
-------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------

Net asset value, beginning of period ....................................    $17.96     $14.18       $13.02     $20.80     $11.83
                                                                            -------   --------      -------    -------    -------
Net investment income/(loss) ............................................      0.03       0.10+        0.06      (0.12)     (0.04)
Net realized and unrealized gain/(loss) on investments and foreign
  currency related transactions .........................................     (2.76)      5.69         3.32++    (3.80)      9.09
                                                                            -------   --------      -------    -------    -------
Net increase/(decrease) in net assets resulting from operations .........     (2.73)      5.79         3.38      (3.92)      9.05
                                                                            -------   --------      -------    -------    -------
Dividends and distributions to shareholders:
  Net investment income .................................................     (0.02)     (0.02)          --         --      (0.08)
  In excess of net investment income ....................................        --         --           --      (0.03)        --
  Net realized gains on investments .....................................     (4.91)        --        (2.22)     (3.83)        --
  In excess of net realized gains on investments ........................     (0.04)        --           --         --         --
                                                                            -------   --------      -------    -------    -------
Total dividends and distributions to shareholders .......................     (4.97)     (0.02)       (2.22)     (3.86)     (0.08)
                                                                            -------   --------      -------    -------    -------
Anti-dilutive impact due to capital shares repurchased ..................        --         --           --         --         --
                                                                            -------   --------      -------    -------    -------
Dilution due to common stock rights offering ............................        --      (1.99)          --         --         --
                                                                            -------   --------      -------    -------    -------
Net asset value, end of period ..........................................    $10.26     $17.96       $14.18     $13.02     $20.80
                                                                            =======   ========      =======    =======    =======
Market value, end of period .............................................    $8.375     $14.50      $13.875     $14.75     $19.00
                                                                            =======   ========      =======    =======    =======
Total investment return (a) .............................................     (5.55)%     4.67%(b)     8.85%     (6.79)%    69.55%
                                                                            =======   ========      =======    =======    =======
-------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------

Net assets, end of period (000 omitted) .................................   $67,360   $117,887      $65,696    $60,156    $95,820
Ratio of expenses to average net assets, net of fee waivers# ............      2.07%      1.76%        1.76%      1.86%      2.05%
Ratio of expenses to average net assets, excluding fee waivers ..........      2.42%      2.11%        2.11%      2.13%      2.05%
Ratio of expenses to average net assets, net of fee waivers and
  excluding taxes .......................................................      1.72%      1.69%        1.76%      1.73%      2.02%

Ratio of net investment income/(loss) to average net assets .............      0.17%      0.39%        0.39%     (0.62)%    (0.28)%
Portfolio turnover rate .................................................       123%        74%          55%        69%        73%


                                                                                      For the Period
                                                                                     April 10, 1992*
                                                                                          through
                                                                                      March 31, 1993
                                                                                     ----------------
---------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------

Net asset value, beginning of period ......................................             $13.79**
                                                                                         -------
Net investment income/(loss) ..............................................                 0.06
Net realized and unrealized gain/(loss) on investments and foreign
  currency related transactions ...........................................                (1.99)
                                                                                         -------
Net increase/(decrease) in net assets resulting from operations ...........                (1.93)
                                                                                         -------
Dividends and distributions to shareholders:
  Net investment income ...................................................                (0.03)
  In excess of net investment income ......................................                   --
  Net realized gains on investments .......................................                   --
  In excess of net realized gains on investments ..........................                   --
                                                                                         -------
Total dividends and distributions to shareholders .........................                (0.03)
                                                                                         -------
Anti-dilutive impact due to capital shares repurchased ....................                   --
                                                                                         -------
Dilution due to common stock rights offering ..............................                   --
                                                                                         -------
Net asset value, end of period ............................................               $11.83
                                                                                         =======
Market value, end of period ...............................................               $11.25
                                                                                         =======
Total investment return (a) ...............................................               (19.16)%
                                                                                         =======
---------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------

Net assets, end of period (000 omitted) ...................................              $54,493
Ratio of expenses to average net assets, net of fee waivers# ..............                 2.45%(c)
Ratio of expenses to average net assets, excluding fee waivers ............                 2.45%(c)
Ratio of expenses to average net assets, net of fee waivers and
  excluding taxes .........................................................                 2.45%(c)

Ratio of net investment income/(loss) to average net assets ...............                 0.61%(c)
Portfolio turnover rate ...................................................                   50%

--------------------------------------------------------------------------------
*   Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.16 per share.
++  Based on average shares outstanding.
+ Based on average shares outstanding from April 1, 1996 through April 16, 1996, the pricing date of the rights offering, and from August 17, 1996 through March 31, 1997.
++ Includes a $0.01 per share increase to the Fund's net asset value per share resulting from the anti-dilutive impact of shares issued persuant to the Fund's automatic Dividend Reinvestment Plan.
#   Ratios shown are inclusive of Brazilian transaction taxes, if any.

(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b) Assumes shareholder did not participate in the rights offering. The total investment return would have been 10.19% assuming the shareholder did participate in the rights offering.
(c) Annualized.

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Brazilian Equity Fund, Inc. (the "Fund") was incorporated in Maryland on February 10, 1992 and commenced investment operations on April 10, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities shall be valued at the closing price on the exchange or market on which the security is primarily traded ("Primary Market"). If the security did not trade on the Primary Market, it shall be valued at the closing price on another exchange where it trades. If there are no such sale prices available on these exchanges, the value shall be the most recent bid, and if there is no bid, the security shall be valued at the most recent asked. If no price is available on these exchanges and there are more than two dealers, the value shall be the mean of the highest bid and lowest ask. If there is only one dealer, then the value shall be the mean if bid and ask are available, otherwise the value shall be the bid. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At March 31, 2001, the interest rate was 4.40% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. federal income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

At March 31, 2001, the Fund had a capital loss carryforward for U.S. federal income tax purposes of $38,654,211 of which $27,628,734 expires in 2007 and $11,025,477 expires in 2008.

Brazil imposes a CONTRIBUCAO PROVISORIA SOBRE MOVIMENTACAOES FINANCIERAS ("CPMF") tax that is applied to most debit transactions carried out by financial institutions. On June 17, 1999, the CPMF tax was reinstated for a period of three years. The tax was assessed at a rate of 0.38% for the initial year and dropped to 0.30% for the remaining two years. Effective March 18, 2001, the CPMF tax was increased from 0.30% to 0.38%.

There is no withholding tax on dividend income. However, if a company pays a cash distribution termed as a "net worth value distribution", such amounts are taxed at 15%.

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange gains/(losses) represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

At March 31, 2001, the Fund reclassified within the composition of net assets permanent book/tax differences relating to net realized losses on foreign currency denominated transactions of $315,548 to undistributed net investment income.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

The Brazilian securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A significant proportion of the aggregate market value of equity securities listed on the Brazilian Exchanges are held by

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

a small number of investors and are not publicly traded. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

Investments in Brazil may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Brazilian governmental supervision and regulation of its securities markets.

 NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM"), serves as the Fund's investment adviser with respect to all investments. Effective July 1, 2000, CSAM agreed to revise its method of calculating the investment advisory fee and waiver based on the lesser of the average weekly stock market price or average weekly net assets. Such fee and waiver are based on the calculation used prior to July 1, 2000, substituting the above-mentioned revision in place of average weekly net assets. Prior to July 1, 2000, CSAM received as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.35% of the first $100 million of the Fund's average weekly net assets and 1.05% of the Fund's average weekly net assets in excess of $100 million. Prior to July 1, 2000, CSAM has agreed to waive a portion of the advisory fee equal to an annual rate of 0.35% of the Fund's average weekly net assets. For the fiscal year ended March 31, 2001, CSAM earned $461,205 for advisory services, of which CSAM waived $119,284. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund. For the fiscal year ended March 31, 2001, CSAM was reimbursed $2,504 for administrative services rendered to the Fund.

BankBoston, N.A., Sao Paulo ("BBNA") serves as the Fund's Brazilian administrator. BBNA is paid for its services, out of the custody fee payable to Brown Brothers Harriman & Co., the Fund's accounting agent and custodian, a quarterly fee based on an annual rate of 0.12% of the average month-end assets of the Fund held in Brazil. For the fiscal year ended March 31 2001, BBNA earned $24,872 for administrative services.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the fiscal year ended March 31 2001, BSFM earned $42,768 for administrative services.

On May 8, 2000, the Fund's Board of Directors unanimously approved a proposal by the Independent Directors (as defined under the Investment Company Act of 1940, as amended), to partially compensate Independent Directors in shares of the Fund. Under this policy, such Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market.

 NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 5,580,441 shares outstanding at March 31, 2001, CSAM owned 7,169 shares.

 NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at March 31, 2001 was $37,866,768. Accordingly, the net unrealized depreciation of investments (including investments denominated in foreign currency) of $3,595,657, was composed of gross appreciation of $3,757,446 for those investments having an excess of value over cost and gross

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

depreciation of $7,353,103 for those investments having an excess of cost over value.

For the fiscal year ended March 31 2001, purchases and sales of securities, other than short-term obligations, were $34,180,487 and $35,457,364, respectively.

 NOTE E. CREDIT FACILITY

The Fund, together with other funds advised by CSAM established a $350 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent as well as certain other lenders, for temporary or emergency purposes. Under the terms of the Credit Facility, the funds with access to the Credit Facility pay an aggregate facility fee at a rate of 0.075% per annum on the entire amount of the Credit Facility which is allocated among the participating funds in such manner as is determined by the governing Boards of the various funds. The funds also paid an allocation fee of 0.025%. In addition, the participating funds will pay interest on borrowing at the Federal Funds rate plus 0.50%. At March 31, 2001 and during the fiscal year ended March 31, 2001, the Fund had no borrowings under the Credit Facility. Effective June 23, 2001, the Credit Facility will be renewed as described above except for a reduction in the committed, unsecured amount to $200 million from $350 million and pay an aggregate commitment fee at a rate of 0.10% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceding quarter.

 NOTE F. CONTINGENCIES

Currently, the Fund is a nominal defendant in a shareholder derivative and purported class action (defined as STROUGO Litigation) which alleges violations of the Federal securities laws and breach of fiduciary duty by the Fund's directors and investment adviser in connection with the Fund's July 1996 rights offering. By Opinion and Order dated April 6, 1998, the District Court granted a motion to dismiss the complaint in its entirety as to the class action claims and denied the motion to dismiss as to all other claims. On May 22, 1998, the directors created a special litigation committee of the Board composed of two newly-appointed disinterested directors who are not named parties in the STROUGO Litigation for the purpose of considering the allegations raised in the STROUGO Litigation. In December 1998, the special litigation committee issued a report concluding that the claims had no merits and filed a motion to dismiss or, in the alternative, for summary judgement. By decision dated September 8, 2000, the District Court granted the motion and terminated the derivative action. Plaintiff has filed a motion of appeal with the Second Circuit Court of Appeals. The costs of defending the directors and the Fund's investment adviser in this matter are being advanced by the Fund pursuant to rights of indemnity set forth in the Fund's charter documents and investment advisory agreement and are reflected in the Fund's operating expenses.

The Fund was also added as a nominal defendant in a derivative action entitled STROUGO V. BEA ASSOCIATES, originally filed in the Southern District of New York solely against defendant BEA Associates (now CSAM) in May of 1998. The complaint was amended in February of 2000 to add the Fund as a nominal defendant. The complaint asserts claims under Sections 36(a) and 36(b) of the Investment Act of 1940, both of which stem from the charge that CSAM has violated its statutory duties by negotiating over the Fund's advisory agreement with independent directors who are allegedly not independent. Motions to dismiss made by CSAM were denied prior to the Fund being added to the case as a nominal defendant and discovery is underway. CSAM has incurred approximately $625,000 of legal fees related to the advisory agreement litigation that may

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

be reimbursed by the Fund pursuant to rights of indemnity set forth in the Fund's investment advisory agreement. If the fees are reimbursed by the Fund, management believes that a significant portion of the reimbursed fees may be recoverable from the Fund's insurance carrier.

Management at this time cannot predict whether the outcome of the above litigations nor the Fund's related indemnification obligations will have a material adverse effect on the financial position or future operating results of the Fund.

 NOTE G. SHARE REPURCHASE PROGRAM

On October 21, 1998, the Board of Directors authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common stock, for the purposes of enhancing shareholder value. The Fund's Board had authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares were trading. It is intended both to provide additional liquidity to those shareholders that elect to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintain their investment. The repurchase program is subject to review by the Board of Directors of the Fund. For the fiscal year ended March 31, 2001, the Fund repurchased 127,200 of its shares (1.94% of shares outstanding at inception of repurchase program) for a total cost of $704,683 at a weighted average discount of 24.84% from net asset value. The discount of individual repurchases ranged from 19.73% - 28.30%. For the fiscal year ended March 31, 2000, the Fund repurchased 519,700 of its shares (7.92% of shares outstanding at inception of repurchase program) for a total cost of $2,939,396 at a weighted average discount of 21.30% from net asset value. The discount of individual repurchases ranged from 13.62% - 26.68%. Since inception of the repurchase program, the Fund has repurchased 15% of its shares.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of The
Brazilian Equity Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial hightlights present fairly, in all material respects, the financial position of The Brazilian Equity Fund, Inc. (the "Fund") at March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the fincancial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP

Two Commerce Square
Philadelphia, Pennsylvania
May 21, 2001

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)


On July 24, 2000, the annual meeting of shareholders of The Brazilian Equity Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                                   FOR       WITHHELD     NON-VOTES
----------------                                                                ---------    --------     ---------
Martin M. Torino                                                                3,459,175     492,375     1,628,891
Richard W. Watt                                                                 3,465,601     485,949     1,628,891

In addition to the directors re-elected at the meeting, Enrique R. Arzac, James
J. Cattano, George W. Landau, Robert J. McGuire, Miklos A. Vasarhelyi and William W. Priest, Jr. continue to serve as directors of the Fund.

Effective February 9, 2001, James P. McCaughan serves as a director of the Fund.

(2) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the fiscal year ending March 31, 2001.

                                                              FOR            AGAINST       ABSTAIN        NON-VOTES
                                                           ---------         -------       -------        ---------
                                                           3,718,591         217,611       15,348         1,628,891

  DESCRIPTION OF INVESTLINK-SM-* PROGRAM (UNAUDITED)

The InvestLink-SM- Program is sponsored and administered by EquiServe, L.P., not by The Brazilian Equity Fund, Inc. (the "Fund"). EquiServe, L.P. will act as program administrator (the "Program Administrator") of the InvestLink-SM-Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

EquiServe, L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional Shares) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3306; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: Fleet National Bank, InvestLink-SM- Program, P.O. Box 43010, Providence, RI02940-3010.





* InvestLink is a service mark of EquiServe, L.P.

PRIVACY POLICY NOTICE (AS OF MAY 4, 2001)

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:

- Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

- Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates. We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

NOTE: THIS NOTICE IS PROVIDED TO CLIENTS AND PROSPECTIVE CLIENTS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM"), CSAM CAPITAL INC., AND CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., AND SHAREHOLDERS AND PROSPECTIVE SHAREHOLDERS IN CSAM SPONSORED AND ADVISED INVESTMENT COMPANIES, INCLUDING CREDIT SUISSE WARBURG PINCUS FUNDS, AND OTHER CONSUMERS AND CUSTOMERS, AS APPLICABLE. THIS NOTICE IS NOT INTENDED TO BE INCORPORATED IN ANY OFFERING MATERIALS BUT IS MERELY A STATEMENT OF OUR CURRENT PRIVACY POLICY, AND MAY BE AMENDED FROM TIME TO TIME UPON NOTICE TO YOU.

  OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC


Credit Suisse Warburg Pincus Blue Chip Fund
Credit Suisse Warburg Pincus High Income Fund
Credit Suisse Warburg Pincus
   International Equity II Fund
Credit Suisse Warburg Pincus Municipal Money Fund
Credit Suisse Warburg Pincus Small Company Value Fund
Credit Suisse Warburg Pincus Technology Fund
Credit Suisse Warburg Pincus
   U.S. Government Money Fund
Credit Suisse Warburg Pincus Value Fund
Credit Suisse Warburg Pincus Aggressive Growth Fund
Credit Suisse Warburg Pincus Balanced Fund
Credit Suisse Warburg Pincus Capital Appreciation Fund
Credit Suisse Warburg Pincus Cash Reserve Fund
Credit Suisse Warburg Pincus Emerging Growth Fund
Credit Suisse Warburg Pincus Emerging Markets Fund
Credit Suisse Warburg Pincus Fixed Income Fund
Credit Suisse Warburg Pincus Focus Fund
Credit Suisse Warburg Pincus
   Global Financial Services Fund
Credit Suisse Warburg Pincus Global Fixed Income Fund
Credit Suisse Warburg Pincus Global
   Health Sciences Fund
Credit Suisse Warburg Pincus Global New
   Technologies Fund
Credit Suisse Warburg Pincus
  Global Post-Venture Capital Fund
Credit Suisse Warburg Pincus
  Global Telecommunications Fund
Credit Suisse Warburg Pincus
  Intermediate Maturity Government Fund
Credit Suisse Warburg Pincus International Equity Fund
Credit Suisse Warburg Pincus
  International Small Company Fund
Credit Suisse Warburg Pincus Japan Growth Fund
Credit Suisse Warburg Pincus Japan Small Company Fund
Credit Suisse Warburg Pincus European Equity Fund
Credit Suisse Warburg Pincus
  Long-Short Market Neutral Fund
Credit Suisse Warburg Pincus Major Foreign Markets Fund
Credit Suisse Warburg Pincus
  New York Intermediate Municipal Fund
Credit Suisse Warburg Pincus New York Tax Exempt Fund
Credit Suisse Warburg Pincus
  Small Company Growth Fund
Credit Suisse Warburg Pincus
  Small Company Value II Fund
Credit Suisse Warburg Pincus Value II Fund
Credit Suisse Warburg Pincus
  WorldPerks-Registered Trademark- Money Market Fund
Credit Suisse Warburg Pincus
  WorldPerks-Registered Trademark- Tax Free Money Market Fund





For more complete information--or to receive Prospectuses, which include charges and expenses--call 1-800-WARBURG (1-800-927-2874). For certain funds, the Prospectuses also disclose the special risk considerations associated with international investing, small company investing, high yield bond investing, aggressive investment strategies, single-industry funds, single-country funds, or other special and concentrated investment strategies. Please read the applicable Prospectuses carefully before you invest or send money.

--------------------------------------------------------------------------------
  SUMMARY OF GENERAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The Fund--The Brazilian Equity Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in Brazilian equity securities. The Fund is managed and advised by Credit Suisse Asset Management, LLC ("CSAM"). CSAM is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. CSAM manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of December 31, 2000, CSAM-Americas managed approximately $93.0 billion in assets.

--------------------------------------------------------------------------------
  SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

The market price is published in: THE NEW YORK TIMES (daily) under the designation "BrazilEF" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "BrazilEqty". The Fund's New York Stock Exchange trading symbol is BZL. Weekly comparative net asset value (NAV) and market price information about The Brazilian Equity Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

--------------------------------------------------------------------------------
  THE CSAM GROUP OF FUNDS
--------------------------------------------------------------------------------

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS

SINGLE COUNTRY

The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)

MULTIPLE COUNTRY

The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME

Credit Suisse Asset Management Income Fund, Inc. (CIK)
DLJ High Yield Bond Fund (DHY)


--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(C) of the Investment Company Act of 1940, as amended, that The Brazilian Equity Fund, Inc. may from time to time purchase shares of its capital stock in the open market.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  DIRECTORS AND CORPORATE OFFICERS
--------------------------------------------------------------------------------

Dr. Enrique R. Arzac    Director
James J. Cattano        Director
George W. Landau        Director
James P. McCaughan      Chairman of the Board of
                        Directors and Director
Robert J. McGuire       Director
Martin M. Torino        Director
Miklos A. Vasarhelyi    Director
William W. Priest, Jr.  Director
Richard W. Watt         President and Director
Emily Alejos            Chief Investment Officer
Yaroslaw Aranowicz      Investment Officer
Hal Liebes              Senior Vice President
Michael A. Pignataro    Chief Financial Officer and Secretary
Rocco A. Del Guercio    Vice President
Robert M. Rizza         Treasurer


--------------------------------------------------------------------------------
 INVESTMENT ADVISER
--------------------------------------------------------------------------------

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017


--------------------------------------------------------------------------------
 ADMINISTRATOR
--------------------------------------------------------------------------------

Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022


--------------------------------------------------------------------------------
 CUSTODIAN
--------------------------------------------------------------------------------

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109


--------------------------------------------------------------------------------
 SHAREHOLDER SERVICING AGENT
--------------------------------------------------------------------------------

Fleet National Bank
(c/o EquiServe, L.P.)
P.O. Box 43010
Providence, RI 02940


 INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103


--------------------------------------------------------------------------------
 LEGAL COUNSEL
--------------------------------------------------------------------------------

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019



This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.


                                                      BZL
                                                    --------
                                                     LISTED
                                                    --------
                                                      NYSE-Registered Trademark-
--------------------------------------------------------------------------------
                                                                      3910-AR-01